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                                                                Exhibit 10.14.25

02.24.00

                  FIRST AMENDMENT TO LETTER OF CREDIT FACILITY
                           AND REIMBURSEMENT AGREEMENT

            THIS FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AND REIMBURSEMENT AGREEMENT, dated as of February 25, 2000 (this "Amendment"), by and among XL Insurance Ltd, XL Capital Ltd, XL EUROPE LTD (formerly know as XL Europe), XL Mid Ocean Reinsurance Ltd, THE BROCKBANK GROUP Plc and XL INVESTMENTS LTD (collectively, the "XL Parties"), MELLON BANK, N.A., as Issuing Bank (in such capacity, the "Issuing Bank") and as Agent ( in such capacity, the "Agent"), and the banks listed on the signature pages hereto (collectively, the "Banks").

                              W I T N E S S E T H:

            WHEREAS, the XL Parties, the Banks, the Issuing Bank and the Agent are parties to a Letter of Credit Facility and Reimbursement Agreement, dated as of June 30, 1999 (the "Reimbursement Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to extend credit to certain of the XL Parties by participating in letters of credit issued for the account of such XL Parties by the Issuing Bank; and

            WHEREAS, the XL Parties have requested the Banks to make certain additional changes to the Reimbursement Agreement, including changes to permit XL Europe to become a Grantor under the Pledge Agreement; and

            WHEREAS, the Banks are willing to amend the Reimbursement Agreement as set forth below; and

            WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Reimbursement Agreement;

            NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

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            SECTION 1. Amendments to Reimbursement Agreement.

            (a) The definition of the term "Custodian" appearing in Section 1.01 of the Reimbursement Agreement is hereby amended by inserting therein, immediately after the phrase "as Custodian for" appearing therein, the phrase "XL Europe,".

            (b) The definition of the term "Pledge Agreement" appearing in
Section 1.01 of the Reimbursement Agreement is hereby amended by inserting therein, immediately before the period at the end thereof, the phrase "including by the First Amendment thereto adding XL Europe as a Grantor thereunder".

            (c) Section 1.01 of the Reimbursement Agreement is hereby amended by adding thereto, in appropriate alphabetical sequence, the following definitions:

                        "Asset Accumulation Lien" means a Lien on amounts
                  received, and on actual and imputed investment income on such amounts received, relating and identified to specific insurance payment liabilities or to liabilities arising in the ordinary course of any Credit Party's or Subsidiary's business as an insurance or reinsurance company or corporate member of Lloyd's or as a provider of financial services or contracts, or the proceeds thereof, in each case held in a segregated trust or other account and securing such liabilities; provided, that in no case shall an Asset Accumulation Lien secure Indebtedness and any Lien which secures Indebtedness shall not be an Asset Accumulation Lien.

                        "Total Adjusted Funded Debt" shall have the meaning
                  given that term in Section 6.06 hereof.

                        "XL Europe" shall mean XL Europe Ltd, a company
                  incorporated under the laws of Ireland and formerly known as XL Europe.

            (d) Section 3.07 of the Reimbursement Agreement is hereby amended by inserting therein, immediately after the phrase "in the case of" appearing in the first sentence thereof of, the phrase "XL Europe (from and after the date of the First Amendment to the Pledge Agreement),".

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            (e) Section 5.01 of the Reimbursement Agreement is hereby amended by adding at the end thereof a new paragraph (j) thereof to read as follows:

                              (j) Information Regarding Asset Accumulation
                  Liens. At the time of furnishing each certificate furnished pursuant to paragraph (c) of this Section 5.01, a statement, certified as true and correct by a principal financial officer of XL Capital, setting forth on a consolidated basis for XL Capital and its consolidated Subsidiaries as of the end of the fiscal year or quarter to which such certificate relates (A) the aggregate book value of assets which are subject to Asset Accumulation Liens and the aggregate book value of liabilities which are secured by Asset Accumulation Liens (it being understood that the reports required by paragraphs (a) and (b) of this Section 5.01 shall satisfy the requirement of this clause (A) of this paragraph (j) if such reports set forth separately, in accordance with GAAP, line items corresponding to such aggregate book values) and (B) a calculation showing the portion of each of such aggregate amounts which portion is attributable to transactions among wholly-owned Subsidiaries of XL Capital.

            (f) Section 6.03 of the Reimbursement Agreement is hereby amended by deleting the period at the end of paragraph (g) thereof and replacing it with the phrase "; or" and by adding at the end of such Section a new paragraph (h) to read as follows:

                              (h) Asset Accumulation Liens.

            (g) Section 7.01(k) of the Reimbursement Agreement is hereby amended by inserting therein, immediately after the phrase "binding obligation of" the second time it appears therein, the phrase "XL Europe,".

            (h) Section 9.14(f) of the Reimbursement Agreement is hereby amended by inserting therein, immediately after the phrase "release XL Investments or XL Mid Ocean" appearing therein, the phrase "or XL Europe".

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            (i) Section 6.06 of the Reimbursement Agreement is hereby amended as follows:

                        6.06. Ratio of Total Adjusted Funded Debt to
                  Consolidated Capital. XL Capital will not permit its ratio of
                  (i) Total Adjusted Funded Debt to (ii) the sum of Total Adjusted Funded Debt plus Consolidated Net Worth to be greater than 0.35 at any time. As used herein, the term "Total Adjusted Funded Debt" shall mean, at any time, the sum of (x) Total Funded Debt at such time plus (y) the aggregate undrawn face amount of all letters of credit (as to which reimbursement obligations are not secured by marketable securities with a value at least equal to the face amount of such letters of credit) issued for the account of, or guaranteed by, XL Capital or any of its Consolidated Subsidiaries at such time (irrespective of whether the beneficiary thereof is an Affiliate).

            SECTION 2. Direction to enter into Amendments. The Required Banks and the Issuing Bank hereby authorize and direct the Agent to enter into the following amendments to Transaction Documents which are entered into by the relevant Credit Parties: (i) an amendment to the Pledge Agreement whereby XL Europe becomes a Grantor thereunder, whereby securities entitlements pledged by XL Europe under the Pledge Agreement and otherwise meeting the requirements of the Pledge Agreement shall be "Pledged Securities" under the Pledge Agreement and whereby wording changes necessary to reflect three, rather than two, Grantors under the Pledge Agreement are made, the effectiveness of such amendment to be conditioned upon the satisfaction of conditions, to be stated in such amendment, which are substantially similar to those applicable to XL Investments and XL Mid Ocean as Grantors under the Pledge Agreement under
Section 4.01(a), 4.01(b)(i), 4.01(c), 4.01(d), 4.01(f) and 4.01(g) of the
Reimbursement Agreement and (ii) an amendment to one of the Custodian's Acknowledgments referred to in the Pledge Agreement, or an additional Custodian's Acknowledgement substantially in the form of the Custodian's Acknowledgments referred to in the Pledge Agreement and previously delivered to the Agent, covering custodial securities accounts maintained by XL Europe under the Master Custody Agreement referred to in the Pledge Agreement.

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            SECTION 3. Conditions to Effectiveness. This First Amendment shall become effective upon the execution and delivery hereof by the XL Parties, the Required Banks, the Issuing Bank and the Agent.

            SECTION 4. Effect of Amendment. The Reimbursement Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

            SECTION 5. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

            SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


XL INSURANCE LTD, as an Account Party and a Guarantor

By: /s/ Clive R. Tobin
    ---------------------------------
      (Signature)
Name: Clive R. Tobin
      -------------------------------
Title: President
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XL MID OCEAN REINSURANCE LTD, as an Account Party and a Guarantor

By: /s/ Henry Keeling
    ---------------------------------
       (Signature)
Name: H.C.V. Keeling
      -------------------------------
Title: President
       ------------------------------


XL EUROPE LTD, as an Account Party

By: /s/ J. Walker Rainey
    ---------------------------------
       (Signature)
Name: J. Walker Rainey
      -------------------------------
Title: Chief Financial Officer
       ------------------------------


THE BROCKBANK GROUP Plc, as an Account Party

By: /s/ James T. Gerry
    ---------------------------------
      (Signature)
Name: James T. Gerry
      -------------------------------
Title: Director
       ------------------------------


XL INVESTMENTS LTD, as a Guarantor

By: /s/ C.V. Greetham
    ---------------------------------
      (Signature)
Name: C.V. Greetham
      -------------------------------
Title: Senior V.P. & CEO
       ------------------------------


XL CAPITAL LTD, as an Account Party and a Guarantor

By: /s/ Brian M. O'Hara
    ---------------------------------
      (Signature)
Name: Brian M. O'Hara
      -------------------------------
Title: President & CEO
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MELLON BANK, N.A., as a Bank, as Issuing Bank and as Agent

By: /s/ Karla Maloof
    ---------------------------------
      (Signature)
Name: Karla Maloof
      -------------------------------
Title: Vice President
       ------------------------------


DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES

By: /s/ John S. McGill
    ---------------------------------
      (Signature)
Name: John S. McGill
      -------------------------------
Title: Director
       ------------------------------


By: /s/ Alan Krouk
    ---------------------------------
      (Signature)
Name: Alan Krouk
      -------------------------------
Title: Assistant Vice President
       ------------------------------


THE BANK OF NOVA SCOTIA

By: /s/ John Hopmans
    ---------------------------------
      (Signature)
Name: John Hopmans
      -------------------------------
Title: Managing Director
       ------------------------------


CREDIT LYONNAIS NEW YORK BRANCH

By: /s/ Sebastian Rocco
    ---------------------------------
      (Signature)
Name: Sebastian Rocco
      -------------------------------
Title: Senior Vice President
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BANK OF AMERICA, N.A.

By: /s/ Debra Basler
    ---------------------------------
      (Signature)
Name: Debra Basler
      -------------------------------
Title: Vice President
       ------------------------------


THE BANK OF BERMUDA LIMITED

By: /s/H. Frost
    ---------------------------------
      (Signature)
Name: H. Frost
      -------------------------------
Title: Vice President
       ------------------------------


BANQUE NATIONALE DE PARIS

By: /s/ Phil Truesdale
    ---------------------------------
      (Signature)
Name: Phil Truesdale
      -------------------------------
Title: Vice President
       ------------------------------


By: /s/ Veronique Marcus
    ---------------------------------
      (Signature)
Name: Veronique Marcus
      -------------------------------
Title: Vice President
       ------------------------------


FLEET NATIONAL BANK

By: /s/ Anson Harris
    ---------------------------------
      (Signature)
Name: Anson Harris
      -------------------------------
Title: Vice President
       ------------------------------


ROYAL BANK OF CANADA

By: /s/ V. Abdelmessih
    ---------------------------------
      (Signature)
Name: V. Abdelmessih
      -------------------------------
Title: Senior Manager
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